                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2002


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



            001-13255                                  43-1781797
            ---------                                  ----------
            (COMMISSION                                (IRS EMPLOYER
            FILE NUMBER)                               IDENTIFICATION NO.)



  575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
  ---------------------------------------------------------------    ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 9.  REGULATION FD DISCLOSURE

         The information that follows is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

         In anticipation of the divestiture of the its resins, additives and adhesives businesses, Solutia reorganized its management structure and realigned its reportable segments during the fourth quarter of 2002. The purpose of this filing is to present Solutia's results of operations under the new reportable segments for each quarter and corresponding year-to-date timeframe for the years ended December 31, 2002 and 2001. The operating results of Solutia's reportable segments provided in this filing include certain allocated expenses of $10 million in 2002 and $12 million in 2001, which had been previously allocated to the resins, additives and adhesives businesses. In addition, interest expense of $26 million in 2002 and $20 million in 2001, associated with debt that was repaid with the sale proceeds from the divestiture, was removed from continuing operations and allocated to discontinued operations.

         Solutia evaluates the performance of its operating segments based on segment earnings before interest expense and income taxes (EBIT), which includes marketing, administrative, technological, and amortization expenses and other restructuring and asset impairment charges that can be directly attributable to the segment profit/(loss). Certain expenses and other items that are managed outside of the segments are excluded. These unallocated items consist primarily of corporate expenses, equity earnings (loss) from affiliates, interest expense, other income--net and expense items, gains and losses from asset dispositions and restructuring charges that are not directly attributable to the operating segment.

         Segment data for the three months ended March 31, 2002, and 2001 were as follows:

                                                                         THREE MONTHS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------------
                                                                2002                                      2001
                                                 ------------------------------------     -------------------------------------
                                                      NET                                      NET
                                                     SALES                PROFIT              SALES                 PROFIT
                                                     -----                ------              -----                 ------
SEGMENT:
Performance Products and Services...........         $224                  $ 21               $249                  $ 24
Integrated Nylon............................          296                     7                345                    (6)
                                                     ----                  ----               ----                  ----
SEGMENT TOTALS..............................          520                    28                594                    18

RECONCILIATION TO CONSOLIDATED TOTALS:
    Corporate expenses......................                                (17)                                     (10)
    Equity earnings from affiliates, net of
      tax...................................                                  8                                        5
    Interest expense........................                                (19)                                     (17)
    Other income--net (a)...................                                  4                                        1
CONSOLIDATED TOTALS:                                 ----                                     ----
    NET SALES...............................         $520                                     $594
                                                     ====                  ----               ====                  ----
    INCOME (LOSS) BEFORE INCOME TAXES.......                               $  4                                     $ (3)
                                                                           ====                                     ====

     (a) Other income--net for the period ended March 31, 2002, includes a gain from the sale of Solutia's 50 percent interest in the Advanced Elastomer Systems joint venture ($5 million pretax).



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

         Segment data for the three and six months ended June 30, 2002, and 2001, were as follows:

                                                                           THREE MONTHS ENDED JUNE 30,
                                                      -----------------------------------------------------------------------
                                                                     2002                                   2001
                                                      ------------------------------------   --------------------------------
                                                         NET                                   NET
                                                        SALES              PROFIT             SALES                PROFIT
                                                        -----              ------             -----                ------
SEGMENT:
   Performance Products and Services.................   $245               $ 23               $250                 $ 24
   Integrated Nylon .................................    340                 10                344                    7
                                                        ----               ----               ----                 ----
SEGMENT TOTALS.......................................    585                 33                594                   31

RECONCILIATION TO CONSOLIDATED TOTALS:
   Corporate expenses................................                       (15)                                    (16)
   Equity earnings from affiliates, net of tax.......                         3                                       7
   Interest expense..................................                       (16)                                    (17)
   Other income--net.................................                         2                                      --

CONSOLIDATED TOTALS:                                    ----                                  ----
   NET SALES.........................................   $585                                  $594
                                                        ====               ----               ====                 ----
   INCOME BEFORE INCOME TAXES........................                      $  7                                    $  5
                                                                           ====                                    ====

                                                                             SIX MONTHS ENDED JUNE 30,
                                                      -----------------------------------------------------------------------
                                                                     2002                                  2001
                                                      ------------------------------------   --------------------------------
                                                         NET                                   NET
                                                        SALES              PROFIT             SALES                PROFIT
                                                        -----              ------             -----                ------
SEGMENT:
   Performance Products and Services.................   $  469             $ 44               $  499               $ 48
   Integrated Nylon .................................      636               17                  689                  1
                                                        ------             ----               ------               ----
SEGMENT TOTALS.......................................    1,105               61                1,188                 49

RECONCILIATION TO CONSOLIDATED TOTALS:
   Corporate expenses................................                       (32)                                    (26)
   Equity earnings from affiliates, net of tax.......                        11                                      12
   Interest expense..................................                       (35)                                    (34)
   Other income--net (b).............................                         6                                       1

CONSOLIDATED TOTALS:                                    ------                                ------
   NET SALES.........................................   $1,105                                $1,188
                                                        ======             ----               ======               ----
   INCOME BEFORE INCOME TAXES........................                      $ 11                                    $  2
                                                                           ====                                    ====

    (b) Other income--net for the period ended June 30, 2002, includes a gain from the sale of Solutia's 50 percent interest in the Advanced Elastomer Systems joint venture ($5 million pretax).

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     Segment data for the three and nine months ended September 30, 2002, and 2001, were as follows:

                                                                       THREE MONTHS ENDED SEPTEMBER 30,
                                                      ----------------------------------------------------------------
                                                                  2002                                2001
                                                      -----------------------------        ---------------------------

                                                      NET SALES         PROFIT            NET SALES            PROFIT
                                                      ---------         ------            ---------            ------
SEGMENT:
   Performance Products and Services.................   $246             $ 27                 $234               $ 22
   Integrated Nylon (c)..............................    328               (3)                 328                 19
                                                        ----             ----                 ----               ----
SEGMENT TOTALS.......................................    574               24                  562                 41

RECONCILIATION TO CONSOLIDATED TOTALS:
   Corporate expenses (d)............................                     (21)                                    (21)
   Equity earnings from affiliates, net of tax.......                       5                                       9
   Interest expense..................................                     (25)                                    (17)
   Other income (expense)--net.......................                       2                                      (2)

CONSOLIDATED TOTALS:
                                                        ----                                  ----
   NET SALES.........................................   $574                                  $562
                                                        ====             ----                 ====               ----
   INCOME (LOSS) BEFORE INCOME TAXES.................                    $(15)                                   $ 10
                                                                         ====                                    ====


                                                                         NINE MONTHS ENDED SEPTEMBER 30,
                                                      ----------------------------------------------------------------
                                                                  2002                                2001
                                                      -----------------------------        ---------------------------

                                                      NET SALES          PROFIT             NET SALES            PROFIT
                                                      ---------          ------             ---------            ------
SEGMENT:
   Performance Products and Services.................   $  715            $ 71                $  733             $ 70
   Integrated Nylon (c)..............................      964              14                 1,017               20
                                                        ------            ----                ------             ----
SEGMENT TOTALS.......................................    1,679              85                 1,750               90

RECONCILIATION TO CONSOLIDATED TOTALS:
   Corporate expenses (d)............................                      (53)                                   (47)
   Equity earnings from affiliates, net of tax.......                       16                                     21
   Interest expense..................................                      (60)                                   (51)
   Other income (expense)--net (e)...................                        8                                     (1)

CONSOLIDATED TOTALS:                                    ------                                 ------
   NET SALES.........................................   $1,679                                 $1,750
                                                        ======            ----                 ======            ----
   INCOME (LOSS) BEFORE INCOME TAXES.................                     $ (4)                                  $ 12
                                                                          ====                                   ====

     (c)  Integrated Nylon's profit (loss) for the periods ended
          September 30, 2002, includes a charge resulting from the resolution of a construction dispute with the contractor of its acrylonitrile plant in Alvin, Texas ($5 million pretax).
     (d) Corporate expenses for the periods ended September 30, 2002, include a pension settlement loss as required by SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits" ($13 million pretax).
     (e) Other income (expense)--net for the period ended September 30, 2002, includes a gain from the sale of Solutia's 50 percent interest in the Advanced Elastomer Systems joint venture
          ($5 million pretax).

     Segment data for the three and twelve months ended December 31, 2002, and 2001, were as follows:


                                                                         THREE MONTHS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                                  2002                                2001
                                                      -----------------------------        ---------------------------

                                                      NET SALES         PROFIT             NET SALES            PROFIT
                                                      ---------         ------             ---------            ------
SEGMENT:
   Performance Products and Services (j).............   $230             $  7                $227               $   7
   Integrated Nylon (k) .............................    332               10                 291                 (14)
                                                        ----             ----                ----               -----
SEGMENT TOTALS.......................................    562               17                 518                  (7)

RECONCILIATION TO CONSOLIDATED TOTALS:
   Corporate expenses (f), (l).......................                      (8)                                    (74)
   Equity earnings from affiliates, net of tax (g),                        (2)                                    (34)
     (m).............................................
   Interest expense..................................                     (24)                                    (19)
   Other income (expense)--net (n)...................                       2                                      (2)

CONSOLIDATED TOTALS:
                                                        ----                                  ----
   NET SALES.........................................   $562                                  $518
                                                        ====             ----                 ====              -----
   INCOME (LOSS) BEFORE INCOME TAXES.................                    $(15)                                  $(136)
                                                                         ====                                   =====


                                                                        TWELVE MONTHS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                                  2002                                2001
                                                      -----------------------------        ---------------------------

                                                      NET SALES          PROFIT             NET SALES            PROFIT
                                                      ---------          ------             ---------            ------
SEGMENT:
   Performance Products and Services (j).............   $  945            $ 78                $  960             $  77
   Integrated Nylon (h), (k).........................    1,296              24                 1,308                 6
                                                        ------            ----                ------             -----
SEGMENT TOTALS.......................................    2,241             102                 2,268                83

RECONCILIATION TO CONSOLIDATED TOTALS:
   Corporate expenses (f), (l).......................                      (61)                                   (121)
   Equity earnings from affiliates, net of tax (g),                         14                                     (13)
     (m).............................................
   Interest expense..................................                      (84)                                    (70)
   Other income (expense)--net (i), (n)..............                       10                                      (3)

CONSOLIDATED TOTALS:                                    ------                                ------
   NET SALES.........................................   $2,241                                $2,268
                                                        ======            ----                ======             -----
   INCOME (LOSS) BEFORE INCOME TAXES.................                     $(19)                                  $(124)
                                                                          ====                                   =====

     (f) Corporate expenses for the three month period and twelve month period ended December 31, 2002, include a pension settlement loss as required by SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits" ($4 million pretax and $17 million pretax, respectively).
     (g) Charges for the Flexsys joint venture for the periods ended December 31, 2002, related to the write down of production assets to fair value ($4 million aftertax).
     (h) Integrated Nylon's profit (loss) for the period ended December 31, 2002, includes a charge resulting from the resolution of a construction dispute with the contractor of its acrylonitrile plant in Alvin, Texas ($5 million pretax).
     (i) Other income (expense)--net for period ended December 31, 2002, includes a gain from the sale of Solutia's 50 percent interest in the Advanced Elastomer Systems joint venture ($5 million pretax).
     (j) Charges recorded in the Performance Products and Services profit for periods ended December 31, 2001, related to the termination of a former Pharmaceutical Services owner ($3 million pretax).
     (k) Integrated Nylon profit for the periods ended December 31, 2001, includes charges to write down certain notes, primarily from textile fiber customers, and to write down certain non-performing assets ($12 million pretax).
     (l) For the periods ended December 31, 2001, corporate expenses include charges primarily to increase environmental and self-insurance reserves and cover additional severance costs
          ($66 million pretax).



     (m) For the periods ended December 31, 2001, amount includes charges for the closure of Astaris' elemental phosphorus production facility in Pocatello, Idaho ($37 million pretax), and the closure of Flexsys' 4NDPA manufacturing facility in Newport, Wales
          ($4 million pretax).
     (n) For the periods ended December 31, 2001, amount includes a charge to write down an e-commerce investment based upon indicators that the loss in its value was permanent ($5 million pretax).







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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                                  SOLUTIA INC.
                                  --------------------------------------------
                                                  (Registrant)

                                               /s/ J. M. Sullivan
                                  --------------------------------------------
                                               J. M. Sullivan
                                               Vice President and Controller








DATE: MARCH 10, 2003